UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York
April 18, 2012

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”) will be held on Thursday, June 14, 2012, at 11:00 a.m. (Eastern Standard Time) at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604 for the purposes of:

1.	Considering and voting upon a proposal to elect eight directors to the Company’s Board of Directors to hold office until the next Annual Meeting;
2.	Considering and voting upon a proposal to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012;
3.	Considering and voting upon a proposal to approve amendments to the Company’s Amended and Restated 2004 Employee Stock Option Plan (the “Employee Plan”) to extend the term and increase the number of shares available for issuance of restricted stock and options under the plan;
4.	Considering and voting upon a proposal to approve amendments to the Company’s Amended and Restated 2004 Non-Executive Director Stock Option Plan (the “Director Plan”) to extend the term, to provide for additional option grants based on director tenure, to permit discretionary restricted stock grants to directors and advisors, and to increase the number of shares available for issuance of restricted stock and options under the plan; and
5.	Transacting such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on April 17, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are again implementing the “Notice and Access” method approved by the Securities and Exchange Commission that allows companies to provide proxy materials to stockholders via the Internet. The Internet will be used as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly.

We will mail our stockholders of record by the close of business on May 4, 2012 a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains specific instructions on how to access those materials via the Internet and vote online, as well as instructions on how to request paper copies. The Company’s Annual Report and the Proxy Statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989.

By Order of the Board of Directors

Robert Fagenson Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

THE PROPOSAL FOR THE ELECTION OF DIRECTORS IS CONSIDERED A “NON-ROUTINE” MATTER. ACCORDINGLY, BROKERS, BANKS, BROKER DEALERS AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON ELECTION OF DIRECTORS WITHOUT SPECIFIC VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNER.

THE PROPOSAL FOR THE EXTENSION OF THE TERM AND THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE EMPLOYEE PLAN IS CONSIDERED A “NON-ROUTINE” MATTER. ACCORDINGLY, BROKERS, BANKS, BROKER DEALERS AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON SUCH EXTENSION OR INCREASE IN SHARES WITHOUT SPECIFIC VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNER.

THE PROPOSAL FOR THE EXTENSION OF THE TERM, ADDITIONAL OPTION GRANTS BASED ON DIRECTOR TENURE, DISCRETIONARY RESTRICTED STOCK GRANTS, AND THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE DIRECTOR PLAN IS CONSIDERED A “NON-ROUTINE” MATTER. ACCORDINGLY, BROKERS, BANKS, BROKER DEALERS AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON SUCH EXTENSION, ADDITIONAL OPTION GRANTS, DISCRETIONARY RESTRICTED STOCK GRANTS, OR INCREASE IN SHARES WITHOUT SPECIFIC VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNER.

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2012

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote in favor of at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of April 17, 2012, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 20,738,804 shares of Common Stock outstanding as of April 17, 2012. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the person or persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a routine proposal comes up for vote at the Annual Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors and on the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. You are also being asked to vote on the extension of the terms of each of the Amended and Restated 2004 Employee Stock Option Plan (“Employee Plan”) and the Amended and Restated 2004 Non-Executive Director Stock Option Plan (“Director Plan”), as well as an increase in the number of shares under such Plans that may be issued to the Company’s employees and non-executive directors in the form of restricted stock or shares underlying options grants. Under the Director Plan, you are also being asked to vote on the amendments permitting additional option grants to be made to directors based on director tenure, and permitting discretionary restricted stock grants to directors and advisors. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “For” the nominees for director, “For” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2012, “For” the proposed amendments to the Employee Plan, and “For” the proposed amendments to the Director Plan.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC (“AST”), you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions contained in the Notice; however, you will not be able to vote in person at the Annual Meeting. If you do not provide specific voting instructions to your nominee holder for each proposal identified on the proxy card, your nominee holder will only be permitted to cast a vote on Proposal 2, ratification of the Company’s independent registered public accountants, but will not be permitted to cast a vote in connection with Proposals 1, 3 or 4.

How do I Vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A.  By mail:  if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Annual Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and
—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Board on all matters presented in the Proxy Statement and as the proxy representatives may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B.  By Internet:  read the proxy materials and follow the instructions provided in the Notice.

C.  By toll-free telephone:  read the proxy materials and call the toll free number provided for in the proxy voting instructions.

D.  In person at the Annual Meeting.

Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors or for the proposals relating to the amendments to each of the Employee Plan and Director Plan. If you are a beneficial holder of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares

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does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on such non-routine matter with respect to your shares. This is generally referred to as a “broker non-vote”.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

A.  By Mail:  If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B.  By Internet.  You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

C.  By toll-free telephone.  You may vote by calling the toll free telephone number found in the proxy voting instructions.

D.  In Person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

—	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
—	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;
—	submitting a vote at a later time via Internet or telephone before the closure of those voting facilities at 11:59 p.m. (Eastern Time) on June 13, 2012; or
—	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, or otherwise vote the shares via Internet or telephone, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “For” or “Against” any proposal, or you may “Abstain” from voting on one or more proposals contained in the Proxy Statement. The inspector of elections appointed by the Company will tabulate the votes at the Annual Meeting.

How many votes are required to elect the nominated persons to the Board of Directors?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to elect the nominees for director.

How many votes are required to ratify the Company’s independent registered public accountants?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

How many votes are required to approve the amendments under each of the Employee Plan and Director Plan?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on these proposals is required to approve the proposed amendments to each of the Employee Plan and Director Plan.

How many votes are required to approve other matters that may come before the stockholders at the Annual Meeting?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on any permitted proposal brought before the Annual Meeting is required for approval of such additional proposals.

What happens if I don’t indicate how to vote my proxy?

If you are a beneficial holder in street name and you just sign your proxy card without providing further instructions, your shares will not be voted in the election of directors, or for the proposals amending each of the Employee Plan and Director Plan. Specific voting instructions are required in order for your nominee holder of record to vote on those proposals. On routine matters that permit discretionary voting, such as ratification of the Company’s independent registered public accountants, your shares may be voted on such matters by the nominee holder of record.

If you are a registered stockholder of record and you just sign your proxy card without providing further instructions, your shares will be voted by your proxy representative in the manner recommended by the Board.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604 on Thursday, June 14, 2012, at 11:00 a.m. (Eastern Time) and at any adjournments or postponements thereof. Solicitation of proxies may be made by directors, officers and other employees of the Company. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of the proxy materials and the solicitation of proxies. Whether or not you expect to attend the Annual Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions. The Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to all stockholders on May 4, 2012. The proxy voting instructions accompanying the Notice describe the process for voting your shares via the Internet or by telephone. For stockholders who request mailings of the proxy materials, we will begin mailing the proxy materials to stockholders on or about May 15, 2012.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

Stockholders of record at the close of business on April 17, 2012 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors and “FOR” all the proposals disclosed in the Proxy Statement, the persons named in the Proxy (David Wicker, Secretary of the Company, and Patrick White, Chief Executive Officer of the Company), or either one of them who acts (the “Proxy Representative”), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;
(2)	FOR ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012;
(3)	FOR approval of the extension of term and increased number of shares available under the Amended and Restated 2004 Employee Stock Option Plan (the “Employee Plan”);
(4)	FOR approval of the extension of term, additional option grants based on director tenure, discretionary restricted stock grants, and increased number of shares available under the Amended and Restated 2004 Non-Executive Director Stock Option Plan (the “Director Plan”); and
(5)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “AGAINST” any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will abstain from voting the shares accordingly. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” Proposals 1, 2, 3 and 4, and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 17, 2012, there were 20,738,804 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a “quorum” at the Annual Meeting. New York State law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Certificate of Incorporation or By-Laws. The Company’s By-Laws, as amended, require the election of directors by an affirmative majority of the votes cast at the Annual Meeting on the proposal for election of directors. Under the Company’s By-Laws, as amended, the vote required for approval of all other proposals set forth in the Proxy Statement is an affirmative majority of the votes cast on each such proposal at the Annual Meeting.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director under Proposal 1. In addition, abstentions and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” Proposals 3 and 4 of this Proxy Statement. Absent specific voting instructions, nominee holders of record may vote “FOR” or “AGAINST” Proposal 2, or may “ABSTAIN” from voting on Proposal 2, but will not be permitted to vote on Proposals 1, 3 or 4. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of April 17, 2012 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all of the Company’s directors and executive officers as a group. As of April 17, 2012, no person other than Robert Fagenson owned 5% or more of the Company’s Common Stock. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614.

Name and Title of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Outstanding Common Stock Beneficially Owned(1)
Patrick White, CEO and Director	812,600		3.9%
David Wicker, VP of Research & Development and Director	194,834	(2)	Less than 1%
Philip Jones, CFO	180,000	(3)	Less than 1%
David Klein, Nominee for Director	0		0%
Robert B. Fagenson, Director	1,048,500	(4)	5.0%
Ira A. Greenstein, Director	39,000	(5)	Less than 1%
Roger O’Brien, Nominee for Director	0		0%
Robert Bzdick, Director	515,437		2.5%
John Cronin, Director	0		0%
Alan Harrison, Director	41,000	(6)	Less than 1%
Timothy Ashman, Director	44,100	(7)	Less than 1%
All Executive Officers and Directors (11 persons) as a Group	2,875,471	(8)	13.6%

(1)	Based upon 20,738,804 shares of Common Stock issued and outstanding on April 17, 2012, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Common Stock subject to options exercisable within 60 days of April 17, 2012 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes 70,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012.
(3)	Includes 155,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012 and 25,000 shares of restricted stock that vest upon a change in control of the Company or certain other material events to the Company.
(4)	Includes 39,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012, 100,000 shares of Common Stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children, of which Mr. Fagenson is trustee. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of Common Stock held by his wife and the 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.
(5)	Includes 39,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012.
(6)	Includes 40,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012.
(7)	Includes 39,000 shares of Common stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012.
(8)	Includes an aggregate of 381,433 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 17, 2012 and 25,000 shares issuable to Philip Jones upon change of control of the Company or certain other material events of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2011, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

On June 29, 2011, the Company used proceeds received from a commercial term note entered into with lender Neil Neuman to pay in full all sums owed under a credit agreement dated January 4, 2008, between the Company and Fagenson & Co., Inc. (“Fagenson & Co.”), as agent for certain lenders. The Fagenson & Co. credit agreement was terminated in its entirety on June 29, 2011 and the Company has no further obligations thereunder. Director Robert Fagenson was a principal of Fagenson & Co.

On August 22, 2011, the Company entered into a consulting agreement with Alan Harrison, a member of the Company’s Board of Directors, for consulting services with respect to Secuprint Inc., a wholly-owned subsidiary of the Company. Mr. Harrison received a consulting fee of $9,000 per month during the term of the agreement which expired on December 31, 2011.

Robert Bzdick, who serves as both a director of the Company and as our Chief Operating Officer, is a member of Bzdick Properties, LLC. On August 30, 2011, Premier Packaging Corporation (“PPC”), a wholly-owned subsidiary of the Company, entered into a purchase and sale agreement with Bzdick Properties, LLC, a New York limited liability company (“Bzdick Properties”), to purchase commercial real property in Victor, New York, for $1.5 million. The purchase price included a $150,000 subordinated promissory note from the Company to Bzdick Properties. Prior to the purchase, and since February 2010, PPC leased the property from Bzdick Properties under a lease at a rate of $13,333 per month. The promissory note to Bzdick Properties accrued interest at a rate of 9.5% per annum and matured on March 31, 2012, at which time the promissory note was paid-off in full, and Bzdick Properties was paid $150,000. Robert Bzdick, a director and Chief Operating Officer of the Company, is a member of Bzdick Properties.

On February 20, 2012, the Company and ipCapital Group, Inc., a Delaware corporation (“ipCapital”), entered into an engagement letter for the provision of certain IP strategic consulting services by ipCapital. Fees payable for consulting services will range from $240,000 to $365,000 for the 2012 calendar year. In addition to cash fees, the Company issued ipCapital a five-year warrant to purchase up to 100,000 shares of the Company’s Common Stock at an exercise price of $4.62 per share. Also, on February 20, 2012, the Company entered into a three-year consulting arrangement with ipCapital for strategic advice on the development of the Company’s digital group infrastructure and cloud computing business strategy and issued ipCapital a five-year warrant to purchase up to 200,000 shares of the Company’s Common Stock at an exercise price of $4.50 per share in consideration therefor. The warrants vest and become exercisable as to one-third of the shares subject to the warrants on the first, second and third anniversary of the date of issuance. John Cronin, a director of the Company, is Chairman, Managing Director and a 42% owner of ipCapital.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, currently specify that the number of directors shall be at least three and no more than eight persons, unless otherwise determined by a vote of the majority of the Board of Directors. The Company’s Board of Directors was expanded by an amendment to the Company’s By-laws adopted by the Board of Directors on January 16, 2012 from seven members to eight members. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Effective on February 21, 2012, John Cronin was appointed by the Board of Directors to fill the vacancy created by the January 16, 2012 By-laws amendment. First time nominees for election to the Board include David Klein and Roger O’Brien. Robert Fagenson, David Wicker, Patrick White, Robert Bzdick, Ira Greenstein and John Cronin have been nominated by the Company to stand for election as incumbents. Current Board members Alan Harrison and Timothy Ashman have not be nominated for election at this year’s Annual Meeting, and their directorships will terminate effective on June 14, 2012. Each director of the Company serves for a one-year term or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Biographical and certain other information concerning the Company’s directors and nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age	Positions
Robert B. Fagenson	63	Chairman of the Board of Directors
Patrick White	59	Chief Executive Officer and Director
David Wicker	52	Vice President of Research & Development and Director
Robert B. Bzdick	57	Chief Operating Officer and Director
Roger O’Brien	63	Nominee Director
Ira A. Greenstein	52	Incumbent Director
David Klein	48	Nominee Director
John Cronin	57	Incumbent Director

The principal occupation and business experience for each executive officer and director nominee, for at least the past five years, is as follows:

Robert B. Fagenson spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of the largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has since been the Chief Executive Officer of Fagenson & Co., Inc., a 50 year old broker dealer that is engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson & Co., Inc. transferred its brokerage operations, accounts and personnel to National Securities Corporation and now operates as a branch office of that firm. On April 4, 2012, Mr. Fagenson was elected Chairman of the Board of National Holdings Corporation which is the parent of National Securities Corporation, a full line broker dealer with offices around the United States.

During his career as a member of the New York Stock Exchange beginning in 1973, Mr. Fagenson has served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the NYSE Board in 2003 and served as a director until the Board was reconstituted with only non-industry directors in 2004.

Mr. Fagenson has previously served on the boards of a number of public companies and is presently the Non-Executive Chairman of the Board of Directors of Document Security Systems, Inc. He has served as a director for the Company since 2004, and as the Board’s Non-Executive Chairman since 2008. He is also a member of the Board of Directors of Cash Technologies Corp., and is also a Director of the National Organization of Investment Professionals (NOIP).

In addition to his business related activities, Mr. Fagenson serves as Vice President and a director of New York Services for the Handicapped, Treasurer and director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and director of the New York City Police Museum and as a member of the Board of the Sports and Arts in Schools Foundation. He is a member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970.

Patrick White founded the Company in 2002, and since 2002, has served as the Company’s Chief Executive Officer and as a director. Under Mr. White’s leadership and direction, from 2007 through 2011 the Company was named to the “Technology Fast 500” list, which is a list published by Deloitte LLP for the fastest growing technology companies in the United States. Mr. White, a forward-thinking, results driven security technology industry executive, brings over 25 years of private and public company operating, financial, and management experience to the Company. He has extensive experience building successful organizations through combining his expertise in strategic planning, capital raising, product design and development including several patents he co-authored as well as sales and marketing, mergers and acquisitions, and operations management. In addition to his service as a board member for the Company, Mr. White has served on the Board of Directors of Internet Media Services, Inc. since October 2009, and is a frequent speaker at industry functions. Mr. White also serves on the Board of Directors of Reliance Funding Group Inc., a regional boutique investment banking firm, having been appointed to that board in 2011. Previously, Mr. White held executive and financial positions at Rochester Community Savings Bank (now RBS Citizens, N.A.), and has owned and operated several print manufacturing companies and is an active member of the U.S. Secret Services, Document Security Alliance which is tasked with recommending security technologies to protect the vital records of the United States and state governments. Mr. White received his Bachelors of Science degree in Accounting and a Masters of Business Administration from the Rochester Institute of Technology.

David Wicker joined our Company as Vice President of Operations in August 2002 and was named a director in December 2007. Mr. Wicker currently serves as Vice President of Research & Development for the Company, directing the technical operations behind our patented document security technologies. Mr. Wicker has authored and co-authored several patents and patent applications in the anti-counterfeiting field. Mr. Wicker is an active member of the Document Security Alliance, Center for Identity Management and Information Protection, the Association of Certified Fraud Examiners, and the U.S. Chamber of Commerce CACP Counterfeiting Coalition. Prior to joining the Company, Mr. Wicker consulted for banknote and security printers and developed several security technologies in use worldwide today.

With his 32 years of printing experience, including 22 years specializing in security printing, Mr. Wicker has established himself as an industry expert in the field of anti-counterfeiting. In addition to his active membership in various anti-counterfeiting organizations and standard setting boards, Mr. Wicker leads a research team that holds several US and international patents that form the basis of several of the Company’s products. Mr. Wicker is integral to business development efforts, especially in regards to licensing and custom security products and projects, and has relationships with leading security printers.

Robert B. Bzdick joined the Company on February 17, 2010 as Chief Operating Officer after the Company’s acquisition of its wholly-owned subsidiary, Premier Packaging Corporation, for which Mr. Bzdick was the Chief Executive Officer. Mr. Bzdick became a director of the Company in March 2010. Prior to founding Premier Packaging Corporation in 1989, Mr. Bzdick held positions of Controller, Sales Manager, and

General Sales Manager at the Rochester, New York division of Boise Cascade, LLC (later Georgia Pacific Corporation). Mr. Bzdick has over 29 years of experience in manufacturing and operations management in the printing and packaging industry.

Mr. Bzdick brings his considerable packaging and printing industry experience to the Company. Mr. Bzdick serves as the Chief Operating Officer of the Company, a position that will continue to be integral to the Company’s growth as the Company continues to integrate its production and processes between the Company’s printing, paper and packaging facilities. In addition, Mr. Bzdick is involved in business development for the Company’s secure packaging initiatives.

Ira A. Greenstein is President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Business Department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Mr. Greenstein provides the Company with significant public company management experience, particularly in regards to legal and corporate governance matters, mergers and acquisitions, and strategic planning. In addition, Mr. Greenstein’s extensive legal experience has provided the Company insights and guidance throughout the Company’s patent litigation initiatives.

John Cronin was appointed to our Board of Directors in February 2012. Mr. Cronin is Managing Director and Chairman of ipCapital Group, Inc., a Delaware corporation (ipCG), and has served in that capacity since 1998. Prior thereto, Mr. Cronin spent 17 years at IBM with over 100 patents and 150 patent publications. Mr. Cronin created and ran the IBM Patent Factory and was part of the team that contributed to the start of and success of IBM’s licensing program. Mr. Cronin serves as a member of the Boards of Directors of Vermont Electric Power Company, Armor Designs, Inc., GraphOn Corporation, ImageWare Systems, Inc., and Primal Fusion, Inc., and is also a member of the advisory boards for InnoPad, Inc. and VirnetX Holding Corporation. Mr. Cronin holds a BSEE, an MSEE, and a BA in Psychology from the University of Vermont.

Roger O’Brien is President of O’Brien Associates, LLC, a general management consulting firm providing advisory and implementation services to managements in a variety of competitive industries, with special focus on interim general management, technology commercialization, marketing and strategy development. The firm was founded in 1999 and has offices in Rochester, New York and Santa Fe, New Mexico. Mr. O’Brien’s background includes serving as Chief Operating Officer of Ultralife Batteries, Inc. a publicly-held manufacturer of advanced battery power sources, and as an officer of Sun Microsystems, Inc. during a period in the late 1980’s when the company grew from $500 million to $2 billion in sales over a 24-month period. Mr. O’Brien is a member of the Board of Directors of Odyssey Software, Inc. and Bristol ID Technologies, Inc. He also serves as an adjunct professor for the Human Resources Development graduate school program at Rochester Institute of Technology. Mr. O’Brien holds a Bachelor of Science degree in Nuclear Engineering from New York University and a MBA from The Wharton School, University of Pennsylvania.

David Klein has served as Senior Vice President, Treasurer of Constellation Brands, Inc., a Delaware corporation, since March 2009. From September 2004 until March 2009, Mr. Klein served in the capacities of Vice President, Business Development and Chief Financial Officer of Constellation Europe, for Constellation Brands. In his current role, Mr. Klein is responsible for the quantitative management of risk, improving company-wide cash flow generation and the management of capital structure. Mr. Klein’s previous contributions at Constellation Brands include lead roles in several international acquisitions and divestitures, as well as conceptualizing and executing Constellation’s United Kingdom distribution joint venture. Preceding his tenure at Constellation Brands, Mr. Klein was Chief Financial Officer at Montana Mills Bread Co., Inc., a Delaware corporation where he was involved with the transformation from private to public company and the subsequent sale of Montana Mills Bread Co., Inc. to Krispy Kreme Doughnuts Inc. Mr. Klein holds a Bachelor’s Degree in Economics from SUNY Geneseo and a MBA from SUNY Buffalo.

Mr. Klein and Mr. O’Brien are first time nominees for election to the Company’s Board, and have been selected by the Board for the breadth of experience they offer the Company in the areas of strategic marketing and fiscal planning, and for their proven track record of success in developing and executing complex and effective corporate strategies during their respective professional careers.

There are no legal proceedings that have occurred within the past ten years concerning our directors or nominees which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
THE NOMINEES FOR DIRECTOR.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Part 1, Section 803 of the NYSE Amex LLC Company Guide) is entitled to receive $12,000 per year in compensation soon after the end of each fiscal year, so long as the director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our Board, in January 2004, we established the Director Plan which provides for the grant of five-year options to purchase Common Stock at 100% of fair market value at the date of grant. Under the Director Plan, each non-executive director receives an option to purchase 5,000 shares of Common Stock upon becoming a Board member and 5,000 shares at the beginning of each year thereafter while serving as a director plus an additional option to purchase 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares annually.

Director Compensation

The following table shows 2011 compensation of our independent directors. Employee directors do not receive compensation for their service on the Board of Directors:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Total
	($)	($)	($)	($)	($)
Timothy Ashman	12,000	—	21,200	—	33,200
Robert B. Fagenson	36,000	—	21,200	—	57,200
Ira A. Greenstein	12,000	—	21,200	—	33,200
Alan E. Harrison	12,000	—	21,200	—	33,200

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 7 to our financial statements for the year ended December 31, 2011.

Board of Directors and Committees

The Board of Directors has determined that each of the following nominees for election to the Company’s Board of Directors, Messrs. O’Brien, Fagenson, Greenstein, Cronin and Klein, qualify as an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide). Each of Timothy Ashman and Alan Harrison, who have not been nominated for re-election to the Board, and whose present directorship terms will expire on June 14, 2012, are independent directors (as defined under Section 803 of the NYSE Amex LLC Company Guide).

In fiscal 2011, each of the Company’s incumbent directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2011, the Board held three meetings and acted by written consent on seven occasions, the Audit Committee held three meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held one meeting. During the fiscal year ended December 31, 2011, the independent directors met in executive session on one occasion outside the presence of the non-independent directors and management.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2011 Annual Meeting of Stockholders attended the 2011 Annual Meeting of Stockholders in person.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. During his current term as a member of the Company’s Board of Directors, which term will expire on June 14, 2012, Timothy Ashman has served as Chairman of the Audit Committee of the Board and qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933. The Audit Committee is currently comprised of Timothy Ashman, Robert Fagenson and Ira Greenstein. It is the intention of the Board to appoint another Audit Committee member at its Board meeting to be held on June 14, 2012, to replace Timothy Ashman. Each of the members of this Committee is an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to discharge the Board’s responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. During his current term as a member of the Company’s Board of Directors, which term will expire on June 14, 2012, Alan Harrison has served as Chairman of the Compensation and Management Resources Committee of the Board. The Compensation and Management Resources Committee consists of Robert Fagenson, Alan Harrison and Ira Greenstein. It is the intention of the Board to appoint another member to its Compensation and Management Resources Committee at its Board meeting to be held on June 14, 2012, to replace Alan Harrison. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. During his current term as a member of the Company’s Board of Directors, which term will expire on June 14, 2012, Alan Harrison has served as the Board’s Nominating and Corporate Governance Committee chairman. The Nominating and Corporate Governance Committee consists of Ira Greenstein and Alan Harrison, both of whom are independent directors (as defined under Section 803 of the NYSE Amex LLC Company Guide). It is the intention of the Board to appoint another Nominating and Corporate Governance Committee Member at its Board meeting to be held on June 14, 2012, to replace Alan Harrison. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com, and is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating and Corporate Governance Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders.

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Robert Fagenson currently serves as Chairman of the Board and Patrick White currently serves as Chief Executive Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow Mr. White to devote his time to the daily execution of the Company’s business strategies and Mr. Fagenson to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Compensation and Management Resources Committee considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation and Management Resources Committee does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Compensation and Management Resources Committee believes that the design of our compensation program does not motivate imprudent risk-taking.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, (i) with respect to an election to be held at the 2013 Annual Meeting of Stockholders, no later than March 16, 2013; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Robert Fagenson, Chairman of the Board, 28 East Main Street, Suite 1525, Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Section 803 of the NYSE Amex LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004, which can be found in the Corporate Governance section of our web site, www.dsssecure.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2011, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE Amex LLC Equities Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 19, 2012.

Timothy Ashman, Audit Committee Chairman
Robert Fagenson
Ira A. Greenstein

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of April 17, 2012 are Patrick White, Chief Executive Officer, Robert Bzdick, Chief Operating Officer, and Philip Jones, Chief Financial Officer. The biographies for each of Patrick White and Robert Bzdick are contained herein in the information disclosures relating to the Company’s nominees for director.

Philip Jones, 43, joined the Company in 2005 as Controller and Principal Accounting Officer and has been the Company’s Chief Financial Officer since May 2009. Mr. Jones also serves as the Company’s Vice President of Finance and Treasurer. Prior to joining the Company, Mr. Jones held financial management positions at Zapata Corporation, a public holding company, and American Fiber Systems, a private telecom company. In addition, Mr. Jones was a CPA at PriceWaterhouseCoopers and Arthur Andersen. Mr. Jones holds a Bachelor’s Degree in Economics from SUNY Geneseo and a MBA from the Rochester Institute of Technology.

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our Chief Executive Officer and our two other most highly compensated executive officers who were serving at the end of 2011, whom we refer to collectively as the “named executive officers”, or NEOs, for services rendered to us for the years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(1)	All Other Compensation	Total
		($)	($)	($)	($)	($)(2)	($)
Patrick White, Chief Executive Officer	2011	198,450	12,000	—	39,000	14,688	249,450
	2010	198,630	—	—	—	16,599	211,365
Philip Jones Chief Financial Officer	2011	120,000	30,000	—	—	—	150,000
	2010	120,000	—	—	164,600	—	284,600
Robert Bzdick Chief Operating Officer	2011	240,000	33,270	—	—	19,324	292,594
	2010	205,500	—	—	—	14,076	219,576

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 7 to our financial statements for the year ended December 31, 2011.
(2)	Includes health insurance premiums and automobile expenses paid by the Company.

Employment Agreements

On June 10, 2004, the Company entered into a five-year employment agreement with Patrick White to serve as the Company’s Chief Executive Officer. The agreement automatically renews for successive one-year terms unless either party gives notice to the other at least 60 days prior to the expiration of the then current term of its desire to terminate the agreement. Under the agreement, Mr. White was entitled to an initial annual base salary of $150,000, with automatic increases of not less than 10% per year. Mr. White also was granted a five year option to purchase 30,000 shares of Common Stock which expired unexercised in June 2009. In the event that Mr. White is terminated without cause, or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months’ salary. The agreement also contains a non-competition provision made by Mr. White in favor of the Company for a period of one year following termination or during any applicable severance period, up to 18 months. Mr. White waived his annual salary increases in each of 2008, 2009, 2010 and 2011. On July 1, 2011, Mr. White was granted a five year option to purchase 30,000 shares of Common Stock, at an exercise price of $3.50 per share, which vests as to one-third of the shares subject to the option in equal installments on each of July 1, 2012, 2013 and 2014. On April 11, 2012, we entered into a letter agreement with Mr. White which extended the term of his employment through June 30, 2012, under the same terms and conditions as his original agreement. Mr. White currently earns an annual base salary of $200,000.

On February 12, 2010, the Company entered into a five-year employment agreement with Robert Bzdick to serve as Chief Operating Officer of the Company. The agreement automatically renews for a successive five-year term unless either party gives notice to the other at least 90 days prior to the expiration of the then current term of its desire to terminate the agreement. Under the agreement, Mr. Bzdick is entitled to an annual base salary of $240,000 and an annual bonus of 10% of the adjusted net income of the Company’s packaging division. If the Company elects not to renew the agreement for an additional five years for any reason except for cause, the Company will be obligated to pay Mr. Bzdick $100,000 per year and health insurance premiums for Mr. Bzdick and his family for five years. The agreement also provides for non-competition covenants by Mr. Bzdick in favor of the Company for the longer of (i) one year after the term of employment, or (ii) any period during which Mr. Bzdick receives severance payments.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2011:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Option Exercise Price	Option Expiration Date
	(#)	(#)		(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	25,000					$6.00	5/2/2012
	33,333	16,667	(1)			4.00	2/11/2014
				25,000 (4)	$63,750
	16,667	33,333	(2)			3.29	1/28/2015
	16,667	33,333	(2)			4.00	1/28/2015
	6,667	13,333	(3)			3.23	6/10/2015
Patrick White	—	30,000	(5)	—		3.50	7/01/2016
Robert Bzdick	—	—		—	—		—

(1)	Vests as to one-third of the shares subject to the option in equal installments on each of 2/12/2010, 2/12/2011, and 2/12/2013.
(2)	Vests as to one-third of the shares subject to the option in equal installments on each of 1/28/2011, 1/28/2012, and 1/28/2013.
(3)	Vests as to one-third of the shares subject to the option in equal installments on each of 6/10/2011, 6/10/2012, and 6/10/2013.
(4)	Vests upon a change in control of the Company or certain other material events to the Company.
(5)	Vests as to one-third of the shares subject to the option in equal installments on each of 7/01/2012, 7/01/2013, and 7/01/2014.

Pension Benefits and Deferred Compensation Plans

The Company does not provide defined benefit pension benefits or non-qualified deferred compensation plans. The Company does maintain qualified 401(k) plans.

As of December 31, 2011, securities issued and securities available for future issuance under our Amended and Restated 2004 Employee Stock Option Plan and our Amended and Restated 2004 Non-Executive Director Stock Option Plan were as follows:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))
	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders
Employee Plan	107,352	1,168,648	$4.18	296,376
Director Plan		177,000	4.79	23,000
Equity compensation plans not approved by security holders
Contractual warrant grants for services	—	376,760	6.65	—
Total	107,352	1,722,408	$4.78	319,376

PROPOSAL NO. 2 —
RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. (formerly Freed Maxick & Battaglia, CPAs, PC) as the Company’s independent registered public accounting firm for fiscal 2012.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the 2012 Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the 2012 Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2011 and 2010 were $155,000 and $149,000, respectively.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., that were reasonably related to the performance of the audit or review of our financial statements as it pertains to registration statements and consultation on financial accounting or reporting standards for the years ended December 31, 2011 and 2010 were $22,000 and $25,000, respectively.

Tax Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2011 and 2010.

All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2011 and 2010.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2012.

PROPOSAL 3 — APPROVAL OF AMENDMENTS TO THE EMPLOYEE PLAN

The Board of Directors adopted the amended Employee Plan on April 16, 2012, subject to approval by the stockholders of the Company within 12 months. The Board of Directors is requesting that our stockholders vote in favor of amendments extending the term of the Employee Plan and increasing the number of shares that may be issued to employees thereunder. If this proposal is approved, the term of the Employee Plan will be extended from January 5, 2014 to April 16, 2022, and 1,700,000 shares will be added to the authorized grant amount to increase the plan total from 1,700,000 shares to 3,400,000 shares which, in the discretion of the Board, can be issued to employees of the Company as either restricted stock or stock underlying options grants. Prior to the above described amendments to the Employee Plan, 1,700,000 shares were authorized for issuance, and 296,376 shares remained available for issuances under the Employee Plan as of April 15, 2012. The Board believes that extending the term of the Employee Plan, and increasing the number of shares issuable thereunder, incentivizes employees, and enables the Company to attract, motivate and retain the best employees with market-competitive benefits.

The essential features of the Employee Plan, as amended in accordance with the proposed amendment, are summarized below. The summary is qualified in its entirety by reference to the Employee Plan set forth in Appendix A and approved by the Board on April 16, 2012.

General

The purposes of the Employee Plan are to attract, retain and provide incentives to individuals who perform services for the Company and its subsidiaries to promote the successful development of the Company’s business.

Authorized Shares

3,400,000 shares of Common Stock shall be reserved under the Employee Plan. If any award granted under the Employee Plan expires, lapses or becomes unexercisable without having been exercised in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company due to failure to vest, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the Employee Plan.

Adjustments to Shares Subject to the Plan

In the event of any dividend or other distribution, recapitalization, stock split, reverse reorganization, merger, consolidation, combination, repurchase, exchange of shares or other securities of the Company, or other change in the corporate structure affecting the Company’s Common Stock, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Employee Plan, will adjust the number and kind of shares that may be available under the Employee Plan. In the event of a merger or consolidation wherein the Company is not the surviving corporation and if the successor corporation does not assume or substitute outstanding awards, the options or other rights will become fully vested and exercisable.

Administration and Plan Amendments

The Employee Plan will be administered by the Board or a committee appointed by the Board of at least two members.

Subject to the terms of the Employee Plan, the Board has the sole discretion to select the employees and consultants who will receive awards, determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the Employee Plan), and to interpret the provisions of the Employee Plan and outstanding awards. The Board shall have full authority to amend the Employee Plan; provided, however, that any amendment that (i) increases the number of shares that may be the subject of stock options or restricted stock granted under the Employee Plan, (ii) expands the class of individuals eligible to receive options or restricted stock under the Employee Plan, (iii) increases the period during which options or restricted stock may be granted or the permissible term of options under the Employee Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board, subject to shareholder approval. No amendment to the Employee Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under any option or restricted stock award.

Eligibility

Awards may be granted to employees and individual consultants of the Company and its subsidiaries. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any subsidiary corporation of the Company.

Stock Options

Each option granted under the Employee Plan will be evidenced by a written agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Employee Plan.

The exercise price per share of each option may not be less than the fair market value of a share of Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company (the “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant.

The aggregate fair market value, determined as of the date of grant of incentive stock options granted pursuant to the Employee Plan which may be granted to an individual and which are initially exercisable in any one calendar year, under the Employee Plan and all other stock option plans of the Company and any subsidiary of the Company shall not exceed $100,000. In no event shall an incentive stock option vest more than $100,000 in any one year.

The Employee Plan provides that the option exercise price may be paid, as determined by the Board, in cash, by check, by tender of shares having a fair market value equal to the exercise price (a “Cashless Exercise”), or by any combination of the foregoing.

Options will be exercisable at such times or under such conditions as determined by the Board. The maximum term of an option is 10 years, provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years.

The Board may determine and specify in each written award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination, the participant generally will be able to exercise his or her option for (i) three months following his or her termination for reasons other than death, disability or for cause, and (ii) one year following his or her termination due to disability or following his or her death while holding the option. If a participant is terminated for cause (as defined in the Employee Plan) while holding an option, the option will terminate immediately. In no event can an option be exercised after the expiration of the term of the option.

Stock Appreciation Rights

Each stock appreciation right granted under the Employee Plan will be evidenced by a written agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the awards, consistent with the requirements of the Employee Plan. The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. The Company may pay the appreciation in cash, in shares, or in some combination thereof. In the event of a cancellation of all or a portion of a stock appreciation right grant, the number of shares as to which such cancellation applies shall not again become available for use under the Employee Plan.

Transferability of Awards

Awards granted under the Employee Plan generally are not transferable, and all rights with respect to an award granted to a participant generally will be available to the participant during a participant’s lifetime only.

Restrictions on Transfer of Shares; Repurchase by the Company

Without the prior written consent of the Company, a participant may not sell, transfer, pledge, hypothecate or otherwise dispose of any shares acquired upon the exercise of options or any interest in any such shares, other than pursuant to a Cashless Exercise, prior to seven months following the date of such exercise. In the event that during the first six months of such period the option holder shall, for any reason (other than death), cease to be an employee or consultant, the Company shall have the right for the duration of such seven-month period to repurchase from the option holder all such shares for a price equal to the aggregate exercise price paid for such shares.

The Board shall have the right to grant options or restricted stock subject to the condition that the grantee shall agree with the Company to terminate or forfeit all or a portion of another option or options or shares of restricted stock previously granted under the Employee Plan. The shares of restricted stock and the shares that had been issuable pursuant to the exercise of the option terminated in such an exchange shall, upon such termination, again become available for issuance under the Employee Plan.

Termination

The Employee Plan will automatically terminate 10 years from the date of its adoption by the Board, unless terminated at an earlier time by the Board.

We are seeking approval of the following amendments to the Employee Plan:

1.	Extension of the expiration date of the Employee Plan from January 5, 2014 to April 16, 2022.
2.	Increase in the number of shares authorized for issuance under the Employee Plan from 1,700,000 shares to 3,400,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS
TO THE EMPLOYEE PLAN.

PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE DIRECTOR PLAN

The Board of Directors adopted the amended Director Plan on April 16, 2012, subject to approval by the stockholders of the Company within 12 months. The Board of Directors is requesting that our stockholders vote in favor of extending the term of the Director Plan and increasing the number of shares that may be issued to directors thereunder. The Board is also requesting that the stockholders vote in favor of a provision in the plan which automatically grants an option to purchase an additional 1,000 shares to each director for each year of service on the Board, up to a maximum of 10,000 shares per year, and in favor of a provision that permits discretionary restricted stock grants to directors and advisors thereunder. If this proposal is approved, the term of the Director Plan will be extended from January 5, 2014 to April 16, 2022, and 300,000 shares will be added to the authorized grant amount to increase the Plan total to 500,000 shares which may be issued to independent directors and advisors of the Company as either restricted stock or stock underlying options grants. Prior to the above described amendments to the Director Plan, 200,000 shares were authorized for issuance, and 3,000 shares remained available for issuances under the Director Plan as of April 15, 2012. The Board believes that extending the term of the Director Plan, increasing the number of shares issuable thereunder, providing for additional option grants based on director tenure, and providing for discretionary restricted stock grants to directors and advisors thereunder, incentivizes directors and advisors, and enables the Company to attract and retain high caliber directors and advisors with market-competitive benefits.

The essential features of the Director Plan, as amended in accordance with the proposed amendment, are summarized below. The summary is qualified in its entirety by reference to the Director Plan set forth in Appendix B and approved by the Board on April 16, 2012.

General

The purposes of the Director Plan are to attract and retain the services of non-executive directors and advisors to promote the success of the Company’s business.

Authorized Shares

500,000 shares of Common Stock shall be reserved under the Director Plan. If any award granted under the Director Plan expires, lapses or becomes unexercisable without having been exercised in full, or if shares subject to forfeiture are forfeited due to a failure to vest, any such shares that are subject to such a terminated award will again become available for issuance under the Director Plan.

Adjustments to Shares Subject to the Plan

The Committee may determine to adjust the number of shares and option price subject to outstanding options in the event of changes in the outstanding Common Stock by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation, change in par value or other change in the corporate structure affecting the Company’s Common Stock.

Administration

The Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the Director Plan.

Subject to the terms of the Director Plan, grants of options under the Director Plan shall be automatic and grants of restricted stock shall be discretionary by the Committee and Board. The Board has the sole discretion to interpret the provisions of the Director Plan and outstanding awards.

Non-Discretionary Option Grants

Each non-executive director upon joining the Board is entitled to an automatic grant of an option to purchase 5,000 shares of Common Stock and an additional 5,000 shares of Common Stock on each January 2nd thereafter, plus an option to purchase an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year. Advisors to the Board are entitled to an automatic grant on January 2nd of an option to purchase 5,000 shares of Common Stock for each year that such advisors continually serve as advisors during the immediately preceding 12-month period.

Discretionary Restricted Stock Grants

Commencing on April 16, 2012, the Committee may make discretionary grants of restricted Common Stock to non-executive directors and advisors on terms to be determined by the Committee. In addition, previous options grants made to non-executive directors and advisors may be retired and exchanged for restricted stock at the discretion of the Committee.

Eligibility

Awards may be granted to non-executive directors and advisors of the Company. All options granted under the Director Plan shall be non-qualified stock options.

Stock Options

Each option granted under the Director Plan will be evidenced by a written agreement between the Company and the non-executive director or advisor and will have a five year term unless sooner terminated as set forth in the Director Plan.

The exercise price of each option may not be less than the fair market value as defined in the Director Plan of a share of Common Stock on the date of grant.

The Director Plan provides that the option exercise price may be paid in cash, by check, by tender of shares having a fair market value equal to the exercise price (a “Cashless Exercise”), or by any combination of the foregoing.

Each option granted under the Director Plan shall become exercisable one year from the date of grant. A non-executive director will be able to exercise his or her option for (i) seven months following his or her termination for reasons other than death, and (ii) one year following his or her termination due to death while holding the option. An advisor will be able to exercise his or her option for (i) three months following his or her termination for reasons other than death, and (ii) one year following his or her termination due to death while holding the option. In no event can an option be exercised after the expiration of the term of the option.

Transferability of Awards

Awards granted under the Director Plan generally are not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Acceleration

Each outstanding option shall become immediately exercisable in the event: (i) of an approval of (a) any consolidation or merger of the Company in which the Company is not the surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan of liquidation or dissolution; or (ii) any person or entity (a) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (b) shall become the beneficial owner of 25% or more of the combined voting power of the then existing outstanding securities of the Company, or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders of each new director was approved by a vote of at least a majority of the directors then still in office.

Termination or Amendment

The Director Plan will automatically terminate 10 years from the date of its adoption by the Board, unless terminated at an earlier time by the Board. The Board may terminate or amend the Director Plan at any time, provided that no amendment may be made without the approval of the stockholders of the Company approving such action which would (i) materially increase the number of shares which may be issued; (ii) extend the term; (iii) materially increase the requirements as to eligibility; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any stock option or restricted stock agreement may be made without the consent of the holder of an existing option or shares of restricted stock which termination may adversely affect such holder’s rights.

We are seeking approval of the following amendments to the Director Plan:

1.	Extension of the expiration date of the Director Plan from January 5, 2014 to April 16, 2022.
2.	Increase in the number of shares authorized for issuance under the Director Plan from 200,000 shares to 500,000 shares.
3.	Permit the issuance of options to purchase an additional 1,000 shares of the Company’s Common Stock to directors for each year of service on the Board, up to a maximum of 10,000 shares of Common Stock per year of service.
4.	Permit the issuance of restricted Common Stock to directors and advisors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS
TO THE DIRECTOR PLAN.

ANNUAL REPORT

For those registered stockholders of the Company owning 50,000 or more shares of the Company’s Common Stock that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available on-line at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989 by May 4, 2012. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by calling AST at 1-888-776-9962, by e-mailing info@amstock.com, or by submitting a request online at www.amstock.com/proxyservices/requestmaterials.asp.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1% of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Robert Fagenson, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614. The Company may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2013 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us and submit such proposal by March 16, 2013. The proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal only if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this Proxy Statement, the Annual Report, and/or the Notice, as applicable, is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the applicable materials to any stockholder at your address. If you wish to receive a separate copy of the Proxy Statement, the Annual Report, and/or the Notice, as applicable, you may call our stock transfer agent, AST, at 1-888-776-9962, or email AST at info@amstock.com, or submit a request on-line to http://www.amstock.com/proxyservices/requestmaterials.asp. If you have received only one copy of the Proxy Statement, the Annual Report, and/or the Notice, as applicable, and wish to receive a separate copy for each stockholder in the future, you may call the telephone number listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Proxy Statement, the Annual Report, and/or the Notice, as applicable, may request delivery of a single copy, also by calling the number listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

By Order of the Board of Directors

Robert Fagenson Chairman of the Board

Rochester, New York
April 18, 2012

APPENDIX A

DOCUMENT SECURITY SYSTEMS, INC.

2004 EMPLOYEE STOCK OPTION PLAN

Second Amendment and Restatement as of April 16, 2012

1.  Purpose.  The purpose of the 2004 Employee Stock Option Plan, effective on April 16, 2012 (the “Effective Date”) as amended and restated (the “Plan”), is to advance the interests of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), by strengthening the Company’s ability to attract and retain in its employ or as consultants people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company’s common stock, $.02 par value (“Common Stock”), or restricted shares of Common Stock upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code as amended from time to time and the rules and regulations of the Internal Revenue Service (“ISOs”) or options which will not so qualify (“Non-ISOs”). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.

2.  Amount and Source of Stock.  The aggregate number and class of shares which may be the subject of option and restricted stock awards pursuant to the Plan is 3,400,000 shares of Common Stock (the “Shares”), subject to adjustment as provided in Paragraph 11. The Shares may be reserved or made available from the Company’s authorized and unissued Common Stock or from Common Stock reacquired and held in the Company’s treasury. In the event that any option or award of restricted stock granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 14 hereof, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 13 hereof, then the Shares subject to the option so exercised or the Shares so reacquired or Shares of restricted stock shall be added to the Shares otherwise available for issuance under the Plan.

3.  Administration of the Plan.  The Plan shall be administered by the Board of Directors of the Company (the “Board”), or if so designated by resolution of the Board, by a committee selected by the Board (the “Committee”), and to be composed of not less than two members to be appointed from time to time by such Board. References to the Board shall include the Committee, if so delegated, with respect to administration of the Plan.

The Board shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options and restricted stock may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option and restricted stock agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options or restricted stock granted under the Plan, (ii) expands the class of individuals eligible to receive options or restricted stock under the Plan, (iii) increases the period during which options or restricted stock may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under any option or restricted stock award. The date of which the Board adopts resolutions granting an option or shares of restricted stock to a specified individual shall constitute the date of grant of such option or shares of restricted stock (the “Date of Grant”); provided, however, that if the grant of an option or shares of restricted stock is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board shall complete the necessary corporate action constituting the grant of said option or shares of restricted stock.

4.  (a)  Eligibility.  Officers, employees and individual consultants of the Company or subsidiaries of the Company (collectively, “Employees”) shall be eligible to receive options and restricted stock hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to: (i) any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of 1954, as amended (the “Code”), securities of the Company possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a “Ten Percent Shareholder”), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a) or (ii) consultants. For purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner.

    (b)  Notwithstanding anything to the contrary herein, the Board shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.

5.  (a)  Option Price; Maximum Grant; Vesting.  The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board in good faith. The Board shall consider the fair market value to be closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board’s sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

    (b)  With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000.

    (c)  The Board may adopt a vesting schedule as it may determine in connection with any option or shares of restricted stock granted under the Plan; provided, however, in no event shall an option designated an ISO vest more than $l00,000 in any one year, determined at the time of grant.

6.  (a)  Term of Option; Granting of Options and Restricted Stock.  Subject to the provisions of the Plan, the Board shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder five (5) years, from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 9 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

    (b)  The grant of options or restricted stock by the Board shall be effective as of the date on which the Board shall authorize the granting of such option or restricted stock; provided, however, that no option granted hereunder shall be exercisable, and no restricted stock shall be issued, unless and until the holder shall enter into an individual option agreement or restricted stock agreement, as applicable, with the Company, which shall set forth the terms and conditions of such granting of option or restricted stock. Each such agreement shall expressly incorporate by reference the provisions of this Plan.

7.  Exercise of Options.  An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail, by overnight delivery or by hand, or by any other delivery method acceptable to the Secretary, to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) shares of Common Stock having a fair market value equal to the aggregate option price; or (iii) a combination of these methods of payment, including a cashless exercise procedure as approved by the Company; provided, however, that in the case of an ISO, the medium of payment shall be determined at the time of grant and set forth in the applicable option agreement. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 12 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

8.  Stock Appreciation Rights and Other Option Provisions.  The form of option agreement and the form of restricted stock agreement authorized by the Plan may contain such other provisions as the Board may, from time to time, determine. Without limiting the foregoing, at the discretion of the Board, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company’s obligation in respect of such option then subject to exercise may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its discretion. Stock appreciation rights may, in the discretion of the Board, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

9.  Exercise and Cancellation of Options upon Termination of Employment or Death.  Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee, the option of such holder shall terminate upon the date which is the earlier of (i) three months after such termination of employment or consultancy or (ii) the expiration date of such option. If the termination of employment is due to retirement (as defined by the Board in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder’s retirement. If the termination of employment or consultancy is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an Employee; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment or consultancy with the

Company or any subsidiary of the Company. If the termination of employment or consultancy is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder’s death. For all purposes of the Plan, an approved leave of absence as determined by the Board (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment or consultancy. Notwithstanding anything to the contrary herein, if the employment or consultancy of an Employee is for “cause” as determined in good faith by the Board, then all options held by such terminated Employee shall be deemed cancelled and terminated in full on the date of termination. For purposes hereof, the term “cause” shall mean any of the following: (i) a violation of an Company policy regarding insider trading or other violations related to the state or federal securities laws or regulations; (ii) any act of fraud or dishonesty related to the Employee’s employment or consultancy; (iii) a violation of any Company policy or federal or state law or regulation related to sexual or racial or age discrimination or sexual or racial harassment; or (iv) conviction by the court of law of a felony, whether or not related to the Employee’s employment.

Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to confer on any option or restricted stock holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

10.  Non-transferability of Options and Restricted Stock.  No option or shares of restricted stock granted under the Plan shall be sold, pledged, assigned or transferred in any manner except by the grantee thereof and to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

11.  (a)  Adjustments Upon Changes in Capitalization.  If the outstanding Common Stock are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Common Stock as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company’s stockholders consisting of property other than Common Stock and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board, with the determination thereof being conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

    (b)  If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

12.  (a)  General Restrictions.  No option granted hereunder shall be exercisable if the Board shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Board in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

    (b)  The Board may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

13.  (a)   Restrictions on Transfers of Shares; Repurchase by the Company.  Without the prior written consent of the Company, the individual exercising an option hereunder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares acquired upon the exercise of options hereunder or any interest in any such Shares, other than pursuant to a cashless exercise, prior to seven (7) months following the date of such exercise. In the event that during the first six (6) months of such period the option holder shall, for any reason (other than death), cease to be an Employee, then forthwith upon the occurrence of such event, the Company shall have the right for the duration of such seven month period to repurchase from the option holder, and upon the exercise of such right, the option holder shall be required to sell to the Company, all such Shares owned by him which are then subject to restriction under this subparagraph 13(a) for a price equal to the aggregate exercise price paid for such Shares. The Company may exercise its right to repurchase Shares by mailing a notice of exercise to the option holder prior to the expiration of the Company’s repurchase right. In the event the Company repurchases such Shares, the certificate or certificates evidencing such Shares shall forthwith be delivered to the Company against receipt from the Company of full payment of the foregoing exercise price therefor.

    (b)  The certificate or certificates delivered to individuals who exercise options hereunder to evidence shares acquired upon any exercise of an option (as provided in Paragraph 7 hereof) shall bear, in addition to any restrictive legend required by subparagraph 12(b) hereof, a legend summarizing the restrictions set forth in subparagraph (a) of this Paragraph 13.

    (c)  In the event of the death of an option holder, all restrictions set forth in subparagraph (a) and provided for in subparagraph (b) of this paragraph shall terminate forthwith with respect to any and all Shares owned by such holder at the date of his death, but neither the termination of such restrictions upon the death of the holder nor any lapse of restrictions upon the expiration of any period specified in subparagraph 13(a) hereof shall affect the obligations of the holder (or his executor or administrator) to comply with the requirements of subparagraph 12(b) in connection with any sale or other disposition of any such shares.

    (d)  Anything in the Plan to the contrary notwithstanding, the Board shall have the power, in its discretion, to lessen or eliminate the period of time during which the transfer of a holder’s Shares is restricted under, and/or to eliminate or modify in the holder’s favor the Company’s right to repurchase shares pursuant to this Paragraph 13, whether before or after any option is granted or exercised hereunder.

14.  Exchange of Options.  The Board shall have the right to grant options or restricted stock hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate or forfeit all or a portion of another option or options or shares of restricted stock previously granted under the Plan. The Shares of restricted stock and the Shares that had been issuable pursuant to the exercise of the option terminated in such an exchange shall, upon such termination, again become available for issuance under the Plan.

15.  Termination.  Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the effective date of this amended Plan, and no options or restricted stock under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under such option or restricted stock.

16.  Submission for Shareholder Approval.  The Plan shall be effective on the Effective Date, subject to approval of the shareholders of the Company within twelve (12) months after its date of adoption by the Board.

17.   Governing Law.  The terms and conditions of this Plan and all options and restricted stock granted hereunder shall be governed by the laws of the State of New York and applicable federal law.

APPENDIX B

DOCUMENT SECURITY SYSTEMS, INC.

2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

Second Amendment and Restatement as of April 16, 2012

1.  PURPOSE

The purpose of the 2004 Non-Executive Director Stock Option Plan, effective on April 16, 2012 (the “Effective Date”) as amended and restated (the “2004 Non-Executive Director Plan”) is to provide a means by which (i) each member of the Board of Directors of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), who is not otherwise a full-time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a “Non-Executive Director”) and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company or the Board of Directors of the Company who is not otherwise an employee of the Company or any subsidiary of the Company or a Non-Executive Director (each such person being hereinafter referred to as an “Advisor”) will be provided a means by which such person can be awarded restricted shares of common stock or options to purchase common stock, $.02 par value per share, of the Company (“Common Stock”). The Company, by means of the 2004 Non-Executive Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors and as Advisors, and to provide incentives for such persons to exert maximum efforts for the long-term success of the Company.

2.  ADMINISTRATION

(a)	The 2004 Non-Executive Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the 2004 Non-Executive Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.
(b)	Grant of options under the 2004 Non-Executive Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. Grants of restricted stock as described in Section 5 hereof shall be discretionary, as determined by the Committee. However, all questions of interpretation of the 2004 Non-Executive Director Plan or relating to any options or restricted stock issued thereunder shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the 2004 Non-Executive Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.  SHARES SUBJECT TO THE PLAN

There shall be reserved for issuance under the 2004 Non-Executive Director Plan an aggregate of 500,000 shares of Common Stock that may be acquired pursuant to options granted under the 2004 Non-Executive Director Plan or that may be issued as restricted shares of Common Stock under the Plan.

The Common Stock subject to the 2004 Non-Executive Director Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option or shares of restricted stock shall expire, terminate or be forfeited for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for granting under the 2004 Non-Executive Director Plan.

4.  ELIGIBILITY

Options and restricted stock shall be granted pursuant to the 2004 Non-Executive Director Plan only to (a) Non-Executive Directors and (b) Advisors. Non-Executive Directors shall not be entitled to receive additional options or additional shares of restricted stock under this Plan for concurrently serving as Advisors.

5.  DISCRETIONARY AND NON-DISCRETIONARY GRANTS

(a)  Grants to Non-Executive Directors

Commencing on January 2, 2004, an option to purchase (a) 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors (or if the director joined within one year prior to January 5, 2004, the initial grant shall be retroactive to the date of joining the Board) and (b) 5,000 shares of Common Stock to each serving Non-Executive Director thereafter on January 2nd of each year, plus an option to purchase an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year; provided that any Non-Executive Director who has not served as a director for an entire year prior to January 2nd of such year shall receive an option to purchase a pro rata number of shares of Common Stock determined as follows:

Date of Membership	Options Granted
October 1 through January 2	1,250
July 1 through September 30	2,500
April 1 through June 30	3,750
January 3 through March 31	5,000

(b)  Grants to Advisors

Commencing on January 5, 2004, an option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Advisor on January 2nd of each year thereafter provided such individual has continually served as an Advisor for the 12-month period immediately preceding the date of the grant.

(c)  Discretionary Restricted Stock Grants

Commencing on April 16, 2012, the Committee may make discretionary grants of restricted Common Stock to Non-Executive Directors and Advisors (the “Restricted Stock Grants”) on terms to be determined by the Committee. In addition, previous options grants made to Non-Executive Directors and Advisors pursuant to Sections 5(a) and (b) hereof may be retired and exchanged for Restricted Stock Grants at the discretion of the Committee.

6.  OPTION PROVISIONS

Each option shall be evidenced by a written agreement (“Director Stock Option Agreement”) and shall contain the following terms and conditions:

(a)	The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) five years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a Non-Executive Director or Advisor terminates for any reason or for no reason. In the event of such termination of service the option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee’s death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e) of the 2004 Non-Executive Director Plan.
(b)	The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. “Fair Market Value” of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System (“NMS”), the per share closing price of the Common Stock on the principal securities exchange on which it is listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market (“Nasdaq”), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.
(c)	The optionee may elect to make payment of the exercise price under one of the following alternatives:
(i)	Payment of the exercise price per share in cash at the time of exercise; or
(ii)	Payment by delivery of shares of Common Stock of the Company already owned by the optionee prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or
(iii)	Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above, including a cashless exercise.
(d)	An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.
(e)	Each option granted hereunder shall become exercisable commencing on a date which is one year from the date of grant; provided, however, in the event that the Director’s services are terminated for any reason except cause or death, including, without limitation, failure to be re-elected by the Company’s shareholders or resignation by the Director as part of a plan of merger or acquisition which has been approved by the Board of Directors, then all options held by such Director shall become immediately exercisable and shall terminate on a date which is three months from the date of termination.
(f)	All options granted under the 2004 Non-Executive Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7.  ACCELERATION OF OPTIONS

Notwithstanding any contrary installment period with respect to any option and unless the Board of Directors determine otherwise, each outstanding option granted under the 2004 Non-Executive Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances)

having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company’s Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the 2004 Non-Executive Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 7 as the Board of Directors deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

8.  RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

Nothing contained in the 2004 Non-Executive Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause. Nothing contained in the 2004 Non-Executive Director Plan shall be construed as an agreement to employ any Director as an employee of the Company.

9.  NONALIENATION OF BENEFITS

No right or benefit under the 2004 Non-Executive Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

The Stock Option and Restricted Stock Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation, change in par value and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the 2004 Non-Executive Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

11.  TERMINATION AND AMENDMENT

The 2004 Non-Executive Director Plan will terminate ten (10) years from the Effective Date, unless earlier terminated as hereinafter provided. Unless the 2004 Non-Executive Director Plan shall theretofore have been terminated as hereinafter provided, no grant of options or restricted stock may be made under the 2004 Non-Executive Director Plan after a date which is ten years from the date of adoption of this amended 2004 Non-Executive Director Plan by the Board of Directors. The Board may, at any time, amend, alter, suspend or terminate the 2004 Non-Executive Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the 2004 Non-Executive Director Plan; (ii) extend the term of the 2004 Non-Executive Director Plan; (iii) materially increase the requirements as to eligibility for participation in the 2004 Non-Executive Director Plan; or (iv) materially increase the benefits accruing to participants under the 2004 Non-Executive Director Plan. No termination, modification or amendment of the 2004 Non-Executive Director Plan or any outstanding Stock Option Agreement or Restricted Stock Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12.  EFFECTIVENESS OF THE 2004 NON-EXECUTIVE DIRECTOR PLAN

The 2004 Non-Executive Director Plan shall be effective on the Effective Date, subject to approval of the shareholders of the Company within twelve (12) months after its date of adoption by the Board.

13.  GOVERNMENT AND OTHER REGULATIONS

The obligation of the Company with respect to options and restricted stock shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

It is the Company’s intent that the 2004 Non-Executive Director Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act (as amended from time to time), Section 422 of the Internal Revenue Code and any regulations promulgated thereunder. If any provision of the 2004 Non-Executive Director Plan is later found not to be in compliance with said laws and regulations, the provisions shall be deemed null and void. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 2004 Non-Executive Director Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service or Securities and Exchange Commission which may or has an effect upon the provisions of the 2004 Non-Executive Director Plan.

14.  GOVERNING LAW

The 2004 Non-Executive Director Plan shall be governed by, and construed in accordance with, the laws of the State of New York and applicable federal law.

ANNUAL MEETING OF STOCKHOLDERS OF

DOCUMENT SECURITY SYSTEMS, INC.

To Be Held On:

June 14, 2012

<u>NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL</u>:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333333330330000 2 061412

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2, 3 AND 4.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

1. **Election of Directors:** Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

	FOR	AGAINST	ABSTAIN
Patrick White	☐	☐	☐
David Wicker	☐	☐	☐
Robert B. Bzdick	☐	☐	☐
Roger O'Brien	☐	☐	☐
Robert B. Fagenson	☐	☐	☐
Ira A. Greenstein	☐	☐	☐
John Cronin	☐	☐	☐
David Klein	☐	☐	☐
2. **Proposal to ratify the appointment of Freed Maxick CPAs, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.**	☐	☐	☐
3. **Proposal to approve amendments to the Employee Plan.**	☐	☐	☐
4. **Proposal to approve amendments to the Director Plan.**	☐	☐	☐

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

DOCUMENT SECURITY SYSTEMS, INC.

To Be Held On:

June 14, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

00003333333330330000 2 061412

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2, 3 AND 4.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

1. **Election of Directors:** Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

	FOR	AGAINST	ABSTAIN
Patrick White	☐	☐	☐
David Wicker	☐	☐	☐
Robert B. Bzdick	☐	☐	☐
Roger O'Brien	☐	☐	☐
Robert B. Fagenson	☐	☐	☐
Ira A. Greenstein	☐	☐	☐
John Cronin	☐	☐	☐
David Klein	☐	☐	☐
2. **Proposal to ratify the appointment of Freed Maxick CPAs, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.**	☐	☐	☐
3. **Proposal to approve amendments to the Employee Plan.**	☐	☐	☐
4. **Proposal to approve amendments to the Director Plan.**	☐	☐	☐

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DOCUMENT SECURITY SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS
June 14, 2012

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick White and David Wicker and each of them, proxies, with full powers of substitution to each vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 14, 2012 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

(Continued and to be signed on the reverse side)

14475

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

DOCUMENT SECURITY SYSTEMS, INC.

To Be Held On:

June 14, 2012

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/31/12.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=11989, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **https://secure.amstock.com/voteproxy/login2.asp** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. **Election of Directors:** Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

NOMINEES:

Patrick White
David Wicker
Robert B. Bzdick
Roger O'Brien
Robert B. Fagenson
Ira A. Greenstein
John Cronin
David Klein

Please note that you cannot use this notice to vote by mail.

3. **Proposal to approve amendments to the Employee Plan.**

4. **Proposal to approve amendments to the Director Plan.**

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.